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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 13, 2003



                                 THE KNOT, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                                    13-3895178
(State or other jurisdiction of incorporation)   (I.R.S. Employer Identification Number)

                                     0-28271
                            (Commission File Number)


        462 Broadway, 6th Floor, New York, New York             10013
         (Address of Principal Executive Offices)              (Zip Code)


                                 (212) 219-8555
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits


        99.1 Press Release dated May 13, 2003 regarding The Knot's announcement of its financial results as of and for the quarter ended March 31, 2003.


Item 9. Regulation FD Disclosure (information furnished under Item 12, "Results of Operations and Financial Condition").

         The information contained in this Current Report is intended to be furnished under Item 12, "Results of Operations and Financial Condition," and is provided under Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On May 13, 2003, The Knot, Inc. ("The Knot") issued a press release announcing its financial results as of and for the quarter ended March 31, 2003. A copy of The Knot's press release announcing these financial results is attached as Exhibit 99.1 hereto and is incorporated by reference into this report.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE KNOT, INC.
                                       (Registrant)
Date: May 13, 2003

                                       By: /s/ Richard Szefc
                                           ____________________
                                           Richard Szefc
                                           Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibits
--------

99.1 Press Release dated May 13, 2003 regarding The Knot, Inc.'s announcement of its financial results as of and for the quarter ended March 31, 2003.